EXHIBIT 10.1

AMENDMENT NO. 2 dated as of April 21, 2020 (this “Agreement”) to the Revolving Credit Agreement dated as of September 16, 2016, as amended as of October 26, 2016, as amended and restated as of November 14, 2017 and as amended and restated as of November 21, 2018 and as amended on August 16, 2019 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among ALCOA CORPORATION, a Delaware corporation (“Holdings”), ALCOA NEDERLAND HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands (the “Borrower”), the several banks and other financial institutions or entities from time to time party as Lenders and Issuers thereto and JPMorgan Chase Bank, N.A. (the “Administrative Agent”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, except as otherwise expressly set forth herein.

WHEREAS, the Borrower has notified the Administrative Agent that it wishes to make, among other changes, certain amendments to the financial covenant in Section 6.13 of the Existing Credit Agreement (the “Leverage Ratio Amendment”);

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein to, among other things, permit the Leverage Ratio Amendment;

WHEREAS, the Lenders party hereto (which constitute the Required Lenders under the Existing Credit Agreement) and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement on the terms set forth herein (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Rules of Interpretation.  The rules of interpretation set forth in Section 1.02(a) of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Amendment to the Existing Credit Agreement.  On the terms and subject to the conditions set forth herein, effective as of the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)  Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

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“Amendment Period” means the period commencing on April 1, 2020 to and including the Amendment Period Termination Date.

“Amendment Period Termination Date” means the earlier of (a) April 1, 2021 and (b) the date on which the Borrower elects to terminate the Amendment Period as evidenced in a certificate signed by a Financial Officer and delivered to the Administrative Agent.

(b)  Section 3.10(a) of the Existing Credit Agreement is hereby amended to delete the following sentence:

The aggregate present value of all benefit liabilities under the Plans (based on the assumptions used to fund such Plans) did not, as of the last annual valuation dates applicable thereto, exceed the aggregate value of the assets of the Plans by more than 10% of Consolidated Net Worth.

(c)  Section 6.13(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Prior to the Collateral Release Date, Holdings and the Borrower shall not permit the Leverage Ratio for any period of four fiscal quarters of Holdings ending on or following the Amendment Effective Date to exceed (i) for any fiscal quarter ending during the Amendment Period, 3.00 to 1.00 and (ii) otherwise, 2.50 to 1.00.

SECTION 3.  Covenants.  Each of Holdings and the Borrower covenants and agrees that, during the Amendment Period:

(a)  the Borrower shall not incur any Incremental Extension of Credit; and

(b)  neither Holdings nor the Borrower shall, nor shall they permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so in reliance on Sections 6.08(g), (k), (l) or (m) of the Existing Credit Agreement.

SECTION 4.  Effectiveness of this Agreement.  This Agreement, the amendment of the Existing Credit Agreement as set forth in Section 2 hereof shall become effective on the first date (the “Amendment No. 2 Effective Date”) on which each of the following conditions shall have been satisfied:

(a)  The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrower, the Required Lenders (as such term is defined in the Existing Credit Agreement) and the Administrative Agent.

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(b)  The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment No. 2 Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c)  The Administrative Agent shall have received, at least one Business Day prior to the Amendment No. 2 Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), that has been requested at least ten Business Days prior to the Amendment No. 2 Effective Date.

(d)  At the time of and immediately after giving effect to this Agreement, no Event of Default or Default shall have occurred and be continuing.

(e)  The Administrative Agent shall have received the fees set forth in Section 6 and all reasonable and documented out-of-pocket expenses in connection with this Agreement to the extent required under Section 9.05 of the Credit Agreement.

SECTION 5.  Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders:

(a)  This Agreement has been duly authorized, executed and delivered by the Borrower, and each of this Agreement and the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b)  At the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing.

SECTION 6.  Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of each Lender who timely executes and delivers a counterpart to this Agreement an amount equal to 0.10% of the amount of such Lender’s Commitment under the Existing Credit Agreement immediately prior to the Amendment No. 2 Effective Date.

SECTION 7.  Counterparts; Amendments. (a)  This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a

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signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.

(b)  The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act.  Each party hereto executing this Agreement through electronic means hereby represents and warrants that it has the corporate capacity and authority to execute this Agreement through electronic means and that there are no restrictions for doing so in such party’s organizational documents.

SECTION 8.  Credit Agreement.  (a)  Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Existing Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.  After the Amendment No. 2 Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents and a breach of this Agreement shall constitute an Event of Default under the Amended Credit Agreement (in the case of Section 3 hereof, as if it were referenced in Article VII(d) thereof).

(b)  For the avoidance of doubt, the parties hereto agree that, to the extent that any amendment made to the Existing Credit Agreement in accordance with Section 2 of this Agreement shall constitute a novation within the meaning of Article 1271 et seq. of the Luxembourg Civil Code, then, notwithstanding any such novation, all the rights (including in relation to Liens) of the Secured Parties against the Loan Parties shall be maintained in accordance with Article 1278 of the Luxembourg Civil Code.

SECTION 9.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY,

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AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

(c)  Notwithstanding paragraph (a) of this Section, if any Dutch Loan Party is represented by an attorney in connection with the signing and/or execution of this Agreement (including by way of accession to this Agreement), any other Loan Document, or any other agreement, deed or document referred to in, or made pursuant to, any Loan Document, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence and extent of the attorney's authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

SECTION 10.  Notices.  All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

SECTION 11.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ALCOA CORPORATION
By
/s/ Renato C.A. Bacchi
Name:Renato C.A. Bacchi
Title:Senior Vice President and Treasurer

ALCOA NEDERLAND HOLDING B.V.
By
/s/ Renato C.A. Bacchi
Name:Renato C.A. Bacchi
Title:Managing Director

[Amendment No. 2 Signature Page]

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent
By
/s/ James Shender
Name:James Shender
Title:Executive Director

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Citibank, N.A.

By

/s/ Sumeet Singal
Name:Sumeet Singal
Title:Vice President

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By

/s/ Judy Smith
Name:Judy Smith
Title:Authorized Signatory

By

/s/ Bastien Dayer
Name:Bastien Dayer
Title:Authorized Signatory

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Morgan Stanley Senior Funding, Inc.

By

/s/ Jake Dowden
Name:Jake Dowden
Title:Vice President

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: ABN AMRO CAPITAL USA LLC

By

/s/ Jamie Matos
Name:Jamie Matos
Title:Director

For institutions that require a second signature:

By

/s/ Amit Wynalda
Name:Amit Wynalda
Title:Executive Director

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: BANCO BRADESCO S.A., New York Branch

By

/s/ Fabiana Paes de Barros
Name:Fabiana Paes de Barros
Title:Manager

By

/s/ Sonia Cristina I A Bettencourt
Name:Sonia Cristina I A Bettencourt
Title:Manager

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Banco Bilbao Vizcaya Argentaria, S.A. New York Branch

By

/s/ Brian Crowley
Name:Brian Crowley
Title:Managing Director

By

/s/ Miriam Trautmann
Name:Miriam Trautmann
Title:Senior Vice President

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Bank of America, N.A.

By

/s/ Mukesh Singh
Name:Mukesh Singh
Title:Director

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: BNP PARIBAS

By

/s/ Claudia Zarate
Name:Claudia Zarate
Title:Managing Director

For institutions that require a second signature:

By

/s/ Mark A Renaud
Name:Mark A Renaud
Title:Managing Director

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: DEUTSCHE BANK AG NEW YORK BRANCH

By

/s/ Michael Strobel
Name:Michael Strobel
Title:Vice President
michael-p.strobel@db.com 212-250-0939

For institutions that require a second signature:

By

/s/ Yumi Okabe
Name:Yumi Okabe
Title:Vice President
Email: yumi.okabe@db.com Tel: +44 (20) 754-19412

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Goldman Sachs Bank USA

By

/s/ Jamie Minieri
Name:Jamie Minieri
Title:Authorized Signatory

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: MUFG BANK, LTD.

By

/s/ Liwei Liu
Name:Liwei Liu
Title:Vice President

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: SUMITOMO MITSUI BANKING CORPORATION

By

/s/ Jun Ashley
Name:Jun Ashley
Title:Director

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Truist Bank, successor in merger to SunTrust Bank

By

/s/ Matthew Davis
Name:Matthew Davis
Title:Senior Vice President

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Australia and New Zealand Banking Group Limited

By

/s/ Cynthia Dioquino
Name:Cynthia Dioquino
Title:Associate Director

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: THE BANK OF NEW YORK MELLON

By

/s/ William M. Feathers
Name:William M. Feathers
Title:Director

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: ING Bank N.V., Dublin Branch

By

/s/ Barry Fehily
Name:Barry Fehily
Title:Managing Director

For institutions that require a second signature:

By

/s/ Sean Hassett
Name:Sean Hassett
Title:Director

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: PNC BANK, NATIONAL ASSOCIATION

By

/s/ Joseph McElhinny
Name:Joseph McElhinny
Title:Vice President

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: WESTPAC BANKING CORPORATION

By

/s/ Stuart Brown
Name:Stuart Brown
Title:Tier Two Attorney

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Bank of Montreal Europe PLC

By

/s/ Jim Barry
Name:Jim Barry
Title:Managing Director, Corporate Banking

For institutions that require a second signature:

By

/s/ John Murphy
Name:John Murphy
Title:Head of Regulatory Reporting

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: The Bank of Nova Scotia

By

/s/ Ian Stephenson
Name:Ian Stephenson
Title:Managing Director

By

/s/ Priya Francis
Name:Priya Francis
Title:Associate

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Riyad Bank, Houston Agency

By

/s/ Michael Meiss
Name:Michael Meiss
Title:General Manager

By

/s/ Roxanne Crawford
Name:Roxanne Crawford
Title:Vice President, Administrative Officer

[Amendment No. 2 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2,

AMONG ALCOA CORPORATION, ALCOA

NEDERLAND HOLDING B.V., THE LENDERS

PARTY THERETO AND JPMORGAN CHASE

BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: ROYAL BANK OF CANADA

By

/s/ Jennifer Flann
Name:Jennifer Flann
Title:Director

[Amendment No. 2 Signature Page]